                                                                    EXHIBIT 99.9

                        RECONSTITUTED SERVICING AGREEMENT

      This is a Reconstituted Servicing Agreement (this "Agreement") made as of December 1, 2005, between Taberna Realty Holdings Trust ("TRHT"), and Wells Fargo Bank, N.A. (the "Company") and acknowledged and agreed by Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), and Wells Fargo Bank, N.A., as master servicer.

      Whereas Merrill Lynch Mortgage Lending, Inc. (the "Assignor") purchased certain mortgage loans listed on Attachment 1 attached hereto (the "Mortgage Loans") from the Company pursuant to that certain Mortgage Loan Purchase Agreement, dated as of October 1, 2005, by and between the Company and the Assignor; and

      Whereas the Company agreed to service the Mortgage Loans pursuant to the Seller's Warranties and Servicing Agreement dated as of November 1, 2005 (the "Warranties and Servicing Agreement"), by and between the Company and Assignor;

      Whereas the Assignor assigned all of its right, title and interest in, to and under the Mortgage Loans and the Warranties and Servicing Agreement to TRHT pursuant to an assignment, assumption and recognition agreement, dated as of November 1, 2005, by and between the Assignor and TRHT; and

      Whereas TRHT assigned all of its right, title and interest in, to and under the Mortgage Loans and the Warranties and Servicing Agreement to the Depositor pursuant to a mortgage loan purchase agreement, dated as of December 1, 2005, by and between TRHT and the Depositor.

      Now, therefore, in consideration of the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Mortgage Loans now serviced by the Company pursuant to the Warranties and Servicing Agreement shall be subject to the terms of this Agreement. Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Warranties and Servicing Agreement.

      1. TRHT warrants and represents to and covenants with Company as of the date hereof:

      (a) Attached hereto as Exhibit B is a true and accurate copy of the Warranties and Servicing Agreement, which agreement is in full force and effect as of the date hereof and, except as set forth herein, the provisions of which have not been waived, amended or modified by TRHT in any respect, nor has any notice of termination been given by TRHT thereunder;

      (b) TRHT is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority to acquire, own and sell the Mortgage Loans;

      (c) TRHT has full organizational power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of
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TRHT's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of TRHT's charter or by-laws or any legal restriction, or any material agreement or instrument to which TRHT is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which TRHT or its property is subject. The execution, delivery and performance by TRHT of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of TRHT. This Agreement has been duly executed and delivered by TRHT and, upon the due authorization, execution and delivery by the Servicer, will constitute the valid and legally binding obligation of TRHT enforceable against TRHT in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

      (d) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by TRHT in connection with the execution, delivery or performance by TRHT of this Agreement, or the consummation by it of the transactions contemplated hereby.

      2. Company warrants and represents to and covenants with TRHT as of the date hereof:

      a. Attached hereto as Attachment 2 is a true and accurate copy of the Warranties and Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

      b. The Company is a national banking association duly organized, validly existing and in good standing under the laws of the United States, and has all requisite power and authority to service the Mortgage Loans and otherwise to perform its obligations under the Warranties and Servicing Agreement;

      c. The Company has full power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or by-laws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by Assignor and TRHT, will constitute the valid and legally binding obligation of Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by the effect of insolvency, liquidation, conservatorship and other similar laws
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administered by the Federal Deposit Insurance Corporation affecting the enforcement of contract obligations of insured banks and subject to the application of the rules of equity;

      d. No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement, or the consummation by it of the transactions contemplated hereby; and

      e. Company shall establish a Custodial Account and an Escrow Account under the Warranties and Servicing Agreement in favor of TRHT with respect to the Mortgage Loans separate from the Custodial Account and the Escrow Account previously established under the Warranties and Servicing Agreement in favor of Assignor.

      3. The Company hereby acknowledges that from and after the date hereof, the Mortgage Loans will be subject to the Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated as of December 22, 2005, by and among TRHT, Wachovia Bank, National Association (the "Indenture Trustee"), Merrill Lynch Mortgage Investors, Inc., Merrill Lynch Mortgage Investors Trust, Series 2005-A9 and Wells Fargo Bank, N.A., as master servicer and securities administrator (the "Master Servicer"). Pursuant to the Sale and Servicing Agreement, the Master Servicer has the right to monitor the Company's performance of its servicing obligations under the Warranties and Servicing Agreement (as modified herein). Such right will include, without limitation, the right to terminate the Company under the Warranties and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Company under the Warranties and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Warranties and Servicing Agreement, the right to examine the books and records of the Company, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Company. In connection therewith, Company hereby agrees that all remittances required to be made with respect to the Mortgage Loans pursuant to the Warranties and Servicing Agreement will be made in accordance with the following wire transfer instructions:

                        Bank: Wells Fargo Bank, N.A.
                        ABA Routing Number: 121-000-248
                        Account Name: Corporate Trust Clearing
                        Account Number: 3970771416
                        For Credit to: Merrill Lynch Mortgage Investors Trust, Series 2005-A9, acct#17216400 and the Company shall deliver all reports required to be delivered under the Warranties and Servicing Agreement to the Master Servicer at:

                        Wells Fargo Bank, N.A.
                        9062 Old Annapolis Road
                        Columbia, Maryland 21045
                        Attention: Client Manager MLMI 2005-A9
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            It is the intention of Assignor, Company and TRHT that this
Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither Company nor Assignor shall amend or agree to amend, modify, waive or otherwise alter any of the terms or provisions of the Warranties and Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans without the prior written consent of TRHT.

      4. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as owner trustee of Merrill Lynch Mortgage Investors Trust, Series 2005-A9 (the "Trust"), in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, dated as of December 22, 2005, by and among Wilmington Trust Company, the Assignor and the Master Servicer, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as a personal representation, undertaking and agreement by Wilmington Trust Company but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.

      5. In the event that any Mortgage Loan is sold to a third party or purchased by the holder of the Trust Certificates, the Company shall continue to service the Mortgage Loan pursuant to the Warranties and Servicing Agreement.

Modification of the Warranties and Servicing Agreement

      6. The following definitions are added to Article I of the Warranties and Servicing Agreement:

      Certificateholder: The beneficial holder of Trust Certificates issued pursuant to the Trust Agreement, dated as of December 22, 2005, among Merrill Lynch Mortgage Investors, Inc., as depositor, Wilmington Trust Company, as owner trustee and Wells Fargo Bank, N.A., not in its individual capacity, but solely in its capacity as securities administrator, certificate registrar and certificate paying agent.

      Indenture: The indenture, dated as of December 22, 2005, among Merrill Lynch Mortgage Investors Trust, Series 2005-A9, as issuer, Wells Fargo Bank, N.A., as securities administrator and Wachovia Bank, National Association as indenture trustee.

      Master Servicer: Wells Fargo Bank, N.A., or its successors in interest.

      Nonrecoverable Advance: Any Monthly Advance previously made by the Company pursuant to Section 5.03 or any Servicing Advance which, in the good faith judgment of the Company, may not be ultimately recoverable by the Company from Liquidation Proceeds or otherwise.
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      7. The definition of "Business Day" in Article I of the Warranties and
Servicing Agreement is deleted in its entirety and replaced with the following:

            Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the State of California, the State of Maryland, the State of Minnesota or the State of New York are authorized or obligated by law or executive order to be closed.

      8. The Assignor, TRHT and Company hereby amend Section 4.02 of the Warranties and Servicing Agreement by deleting the second sentence of the first paragraph in its entirety and replacing it with the following:

              "In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 4.01 and remains delinquent for a period of ninety (90) days or any other default continues for a period of ninety
      (90) days beyond the expiration of any grace or cure period, the Company shall provide written notice to the Master Servicer in the event the Company intends to proceed with foreclosure. The Company, on behalf of the Purchaser, may also, in its discretion, as an alternative to foreclosure, sell defaulted Mortgage Loans at fair market value to third-parties, if the Company reasonably believes that such sale would maximize proceeds to the Purchaser (on a present value basis) with respect to each such Mortgage Loan."

      9. The Assignor, TRHT and Company hereby amend Section 4.02 of the Warranties and Servicing Agreement by adding the following paragraphs at the end of such section:

            "Nothwithstanding anything in this Agreement to the contrary, for so long as the Master Servicer has not notified the Company that the Certificateholder is no longer entitled to the rights described in this
      Section 4.02:

            (a) The Company shall not commence foreclosure proceedings with respect to a Mortgage Loan unless (i) no later than five Business Days prior to its commencement of such foreclosure proceedings, it notifies the Master Servicer of its intention to do so, and (ii) the Certificateholder, either directly or through the Master Servicer, does not, within such five-Business-Day period, affirmatively object to such action.

            (b) In the event that the Company determines not to proceed with foreclosure proceedings with respect to a Mortgage Loan that becomes 90 days' or more delinquent and the Company has determined that it is unable to collect payments due under such Mortgage Loan in accordance with Accepted Servicing Practices, the Company shall, prior to taking any action with respect to such Mortgage Loan, promptly provide the Master Servicer with notice of such determination and a description of such other action as it intends to take with respect to such Mortgage Loan; provided, that the Company shall not be permitted to proceed with any such action unless the Certificateholder, either directly or through the Master Servicer, does not, within five Business Days following such notice, affirmatively object to the Company taking such action.

      10. The following are added as Subsections 4.05(x) and (xi) of the Warranties and Servicing Agreement:

            "(x)  to reimburse itself for any Nonrecoverable Advances;
      and

            (xi) to make payments to the Certificateholder in the amounts and in the manner provided for in Section 4.02."

      11. TRHT and the Company hereby amend Section 5.01 of the Warranties and Servicing Agreement by deleting the second paragraph in its entirety and replacing it with the following:

      With respect to any remittance received by the Purchaser after the Business Day following the Business Day on which such payment was due, the Company shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company.

      12. Section 6.04 of the Warranties and Servicing Agreement shall be modified by adding the phrase "in a form acceptable for filing with the Securities and Exchange Commission as an exhibit to a Form 10-K" after the phrase "an Officer's Certificate".

      13. Section 6.05 of the Warranties and Servicing Agreement shall be modified by adding the phrase "in a form acceptable for filing with the Securities and Exchange Commission as an exhibit to a Form 10-K" after the phrase "to furnish a statement to each Purchaser".

      14. The following is added as the second paragraph of Section 6.07 of the Warranties and Servicing Agreement:

            Notwithstanding anything in this Agreement to the contrary, the Company (a) shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate and (b) shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would both effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder).

      15. Subsection 10.01(ix) of the Warranties and Servicing Agreement is deleted in its entirety and replaced with the following:
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            (ix) failure by the Company to duly perform, within the required time period, its obligations under Sections 6.04, 6.05, or 9.01(c), which failure continues unremedied for a period of fifteen (15) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans.

      16. Section 12.03 of the Warranties and Servicing Agreement is deleted in its entirety and replaced with the following:

            Section 12.03 Governing Law.

            This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York and, except to the extent preempted by Federal law and the obligations, rights and remedies of the parties hereunder, shall be determined in accordance with such laws.

      17. The following shall be added as Section 12.15 of the Warranties and Servicing Agreement:

            Section 12.15 Third Party Beneficiary.

            For purposes of this Agreement, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement.

Miscellaneous

      18. All demands, notices and communications related to the Mortgage Loans, the Warranties and Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

            a.    In the case of Company,

                  Wells Fargo Bank, N.A.
                  1 Home Campus
                  MAC X2401-042
                  Des Moines, Iowa 50328-0001
                  Attention: John B. Brown



                  With a copy to:

                  Wells Fargo Bank, N.A.
                  1 Home Campus

                  Des Moines, Iowa 50328-0001
                  Attention: General Counsel - MAC X2401-06T

            b.    In the case of TRHT,

                  Taberna Realty Holdings Trust
                  1818 Market Street
                  Philadelphia, PA 19103
                  Attention:  Jack Salmon

                  with a copy to:

                  Taberna Realty Holdings Trust
                  1818 Market Street
                  Philadelphia, PA 19103
                  Attention:  Raphael Licht

            c.    In the case of the Master Servicer,

                  Wells Fargo Bank, N.A.
                  9062 Old Annapolis Road
                  Columbia, Maryland 21045
                  Attention: Merrill Lynch Mortgage Investors, Inc., Series 2005-A9

            d.    In the case of Merrill Lynch Mortgage Investors, Inc.,

                  Merrill Lynch Mortgage Investors, Inc.
                  World Financial Center
                  South Tower
                  New York, New York 10281
                  Attention: MLMI 2005-A9

      19. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

      20. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, TRHT or Company may be merged or consolidated shall without the requirement for any further writing, be deemed Assignor, TRHT or Company, respectively hereunder.

      21. This Agreement shall survive the conveyance of the Mortgage Loans as contemplated in this Agreement.

      22. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

      23. In the event that any provision of this Agreement conflicts with any provision of the Warranties and Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

      24. Any new loan number assigned to an Mortgage Loan by TRHT shall be provided to the Company at the following address: Wells Fargo Bank, N.A., 1 Home Campus, MAC X2401-042, Des Moines, Iowa 50328-0001 Attention: John B. Brown. In addition, if TRHT has changed its document custodian from the previous custodian, such new custodian's name, address and contact information shall be provided to the Company at the aforementioned address.
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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

TABERNA REALTY HOLDINGS TRUST


By:
       -----------------------------
Name:
       -----------------------------
Title:
       -----------------------------


WELLS FARGO BANK, N.A.
Company

By:
       ------------------------------
Name:
       ------------------------------
Title:
       ------------------------------
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ACKNOWLEDGED AND AGREED:

WELLS FARGO BANK, N.A.
Master Servicer

By:
       ------------------------------
Name:
       ------------------------------
Title:
       ------------------------------


MERRILL LYNCH MORTGAGE INVESTORS, INC.
Assignor

By:
       ------------------------------
Name:
       ------------------------------
Title:
       ------------------------------

                                  ATTACHMENT l

                             MORTGAGE LOAN SCHEDULE

                             [Intentionally Omitted]

                                  ATTACHMENT 2

                   SELLER'S WARRANTIES AND SERVICING AGREEMENT

                                See Exhibit 99.10
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                                  ATTACHMENT 3

                             LIST OF APPRAISAL FIRMS

                             [Intentionally Omitted]